UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number 811-22263

Exchange Traded Concepts Trust
 (Exact name of registrant as specified in charter)

2545 S. Kelly Avenue
Suite C
Edmond, OK 73013
 (Address of principal executive offices) (Zip code)

J. Garrett Stevens
Exchange Traded Concepts Trust
2545 South Kelly Avenue
 Suite C
Edmond, Oklahoma 73013
(Name and address of agent for service)

Copy to:
W. John McGuire
Bingham McCutchen LLP
2020 K Street NW
Washington, DC 20006

Registrant’s telephone number, including area code: 1-405-778-8377

Date of fiscal year end: April 30, 2015

Date of reporting period: April 30, 2015

Item 1.	Reports to Stockholders.

EXCHANGE TRADED CONCEPTS TRUST ROBO-STOXTM Global Robotics and Automation Index ETF

Annual Report
April 30, 2015

ROBO-STOXTM
Global Robotics and Automation Index ETF
Table of Contents

Management Discussion of Fund Performance	2
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Financial Highlights	11
Notes to the Financial Statements	12
Report of Independent Registered Public Accounting Firm	20
Trustees and Officers of the Trust	21
Approval of Advisory Agreements & Board Considerations	24
Disclosure of Fund Expenses	27
Notice to Shareholders	28
Shareholder Votes	29
Supplemental Information	30

The Fund files its complete schedule of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q will be available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that Exchange Traded Concepts uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Fund voted proxies relating to Fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-456-ROBO; and (ii) on the Commission’s website at http://www.sec.gov.

ROBO-STOXTM
Global Robotics and Automation Index ETF
Management Discussion of Fund Performance (Unaudited)

ROBO-STOX™ Global Robotics and Automation Index Exchange-Traded Fund

Dear Shareholders,

On behalf of the entire ROBO-STOX™ team, we want to express our appreciation for the confidence you have placed in the ROBO-STOX™ Global Robotics and Automation Index ETF (“ROBO” or the “Fund”). The following information pertains to the last fiscal period, April 30, 2014, through April 30, 2015.

The Fund saw positive performance during the fiscal period ended on April 30, 2015. The market price for ROBO grew 2.30% and the NAV rose 3.04%, while the S&P 500, a broad market index, returned 12.98% over the same period. Meanwhile, outstanding shares rose to 4,700,000.

For the period, the largest positive contributor to return was Harmonic Drive Systems (6324 JP), adding 93 basis points (bps) to the return of the Fund, gaining 126.32% with an average weighting of 1.02%. The second largest contributor to return was Kuka AG (KU2 GR), adding 82bps to the return of the Fund, gaining 40.85% with an average weighting of 2.13%. The third largest contributor to return was Keyence Corp (6861 JP), adding 72bps to the return of the Fund, gaining 39.84% with an average weighting of 2.07%.

For the period, the largest negative contributor to return was 3D systems (DDD US), detracting 116bps from the return of the Fund, declining 47% with an average weighting of 1.76%. The security contributing second-most negatively was Fugro NV (FUR NA), detracting 94bps from the return of the Fund, declining 70.71% with an average weighting of 0.54%. The third largest negative contributor to return was Stratsys LTD (SSYS US), detracting 89bps from the return of the Fund, declining 67.79% with an average weight of 0.71%.

For the period, the best performing security in the Fund was Harmonic Drive Systems (6324 JP) gaining 126.32% and contributing 93bps to the return of the Fund. The second-best performing security for the period was Topcon Corp (7732 JP), gaining 49.79% and contributing 49bps to the return of the Fund. The third-best performing security was Kuka AG (KU2 JP), gaining 40.85% for the period and contributing 82bps to the return of the Fund.

For the period, the worst performing security in the Fund was Fugro NV (FUR NA), declining 70.71% and reducing the return of the Fund by 94bps. The second-worst performing security in the Fund was Stratsys LTD (SSYS US), declining 67.79% and reducing the return of the Fund by 89bps. The third-worst performing security in the Fund was Rewalk Roberts LTD (RWLK US), declining 61.75% and reducing the return of the Fund by 77bps.

There is much ahead for the robotics and automation space, and we are thankful that you have joined us. As technology-related companies begin entering the market through high profile acquisitions, we believe the awareness of and opportunities for our Fund should only increase. We look forward to keeping you well informed as things progress.

Sincerely,
Garrett Stevens, Chief Executive Officer
 Exchange Traded Concepts, Advisor to the Fund

ROBO-STOXTM
Global Robotics and Automation Index ETF
Management Discussion of Fund Performance (Unaudited) (Continued)

About the Index: The Fund tracks The ROBO-STOX™ Global Robotics and Automation Index (the “Index”) which is designed to measure the performance of robotics-related and/or automation-related companies. The Index is comprised of companies in the rapidly developing global robotics and automation industry, with operations in over 15 different countries around the world and listings on multiple foreign and domestic exchanges.

The Fund is designed to track, before fees and expenses, the price and yield performance of the Index. This is a rule-based index which employs specific investment criteria focused on companies that will derive a portion of revenues and profits from robotics-related and/or automation-related products and/or services.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the S&P 500 Index proportionate to its market value.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice.

Growth of a $10,000 Investment‡
 (at Net Asset Value)‡

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED APRIL 30, 2015
	One Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price
ROBO-STOX™ Global Robotics and Automation Index ETF	3.04%	2.30%	4.53%	4.27%
ROBO-STOX™ Global Robotics and Automation Index	4.88%	4.88%	6.83%	6.83%
S&P 500 Index	12.98%	12.98%	14.73%	14.73%

*	Fund commenced operations on October 21, 2013.
‡	Unaudited.

ROBO-STOXTM
Global Robotics and Automation Index ETF
Management Discussion of Fund Performance (Unaudited) (Concluded)

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. A prospectus, containing this and other information, is available at www.robostoxetfs.com. Investors should read the prospectus carefully before investing. There are risks associated with investing, including possible loss of principal.

Current performance may be lower or higher than the performance data shown above.

Performance data current to the most recent month-end is available at www.robostoxetfs.com.
There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index in Management Discussion of Fund Performance.

ROBO-STOXTM
Global Robotics and Automation Index ETF
Schedule of Investments
April 30, 2015

Sector Weightings (Unaudited)†:

† Percentages are based on total investments.

Description	Shares	Fair Value
COMMON STOCK — 98.9%
Canada — 2.0%
Industrials — 2.0%
ATS Automation Tooling Systems*	109,216	$1,200,136
MacDonald Dettwiler & Associates	15,102	1,194,196
Total Canada		2,394,332

China — 1.0%
Information Technology — 1.0%
Hollysys Automation Technologies*	59,111	1,298,669
Total China		1,298,669

Finland — 1.1%
Industrials — 1.1%
Cargotec, Cl B	35,396	1,431,436
Total Finland		1,431,436

France — 3.2%
Industrials — 1.0%
Schneider Electric	16,247	1,216,859

Information Technology — 2.2%
Dassault Systemes	17,605	1,357,235
Parrot*	51,408	1,353,721
		2,710,956
Total France		3,927,815

Germany — 7.4%
Consumer Discretionary — 1.0%
Leoni	20,013	1,291,038

Industrials — 4.7%
Krones	22,629	2,504,247

Description	Shares	Fair Value
KUKA	30,363	$2,170,001
Siemens	11,082	1,210,871
		5,885,119
Information Technology — 1.7%
Isra Vision	17,271	1,132,150
Jenoptik	88,229	1,072,684
		2,204,834
Total Germany		9,380,991

Hong Kong — 0.9%
Industrials — 0.9%
Johnson Electric Holdings	318,857	1,186,795
Total Hong Kong		1,186,795

Israel — 3.1%
Health Care — 1.1%
Mazor Robotics*	209,390	1,381,374

Industrials — 1.0%
Elbit Systems	15,604	1,235,381

Information Technology — 1.0%
Mobileye*	28,896	1,296,275
Total Israel		3,913,030

Japan — 26.2%
Consumer Discretionary— 1.1%
Denso	26,335	1,312,459

Health Care — 2.0%
CYBERDYNE*	91,294	2,479,364

Industrials — 14.5%
Aida Engineering	108,779	1,243,500
Daifuku	83,503	1,121,328
Daihen	248,872	1,218,676
FANUC	10,860	2,407,132
Harmonic Drive Systems	55,763	1,183,572
Mitsubishi Electric	98,758	1,290,695
Nabtesco	82,168	2,269,284
Nachi-Fujikoshi	220,320	1,296,108
SMC	4,000	1,209,326
THK	47,473	1,205,966
Toshiba Machine	287,827	1,284,362
Yushin Precision Equipment	117,551	2,549,050
		18,278,999

The accompanying notes are an integral part of the financial statements.

ROBO-STOXTM
Global Robotics and Automation Index ETF
Schedule of Investments
April 30, 2015 (Continued)

Description	Shares	Fair Value
Information Technology — 8.6%
Hitachi Kokusai Electric	89,231	$1,246,714
Keyence	4,298	2,308,644
Omron	50,744	2,340,661
Topcon	49,513	1,286,750
Yaskawa Electric	160,585	2,227,552
Yokogawa Electric	113,200	1,326,200
		10,736,521
Total Japan		32,807,343

Netherlands — 0.9%
Health Care — 0.9%
QIAGEN*	46,204	1,100,117
Total Netherlands		1,100,117

Norway — 1.0%
Industrials — 1.0%
Kongsberg Gruppen	60,459	1,299,762
Total Norway		1,299,762

South Korea — 0.9%
Information Technology — 0.9%
SFA Engineering	23,992	1,150,363
Total South Korea		1,150,363

Sweden — 1.9%
Health Care — 1.0%
Elekta, Cl B	131,932	1,232,367

Industrials — 0.9%
Arcam*	68,087	1,059,993
Total Sweden		2,292,360

Switzerland — 3.8%
Health Care — 0.9%
Tecan Group	9,130	1,211,292

Industrials — 2.9%
ABB	110,585	2,429,117
Kardex	20,772	1,237,141
		3,666,258
Total Switzerland		4,877,550

Taiwan — 7.0%
Industrials — 3.9%
Airtac International Group	148,000	1,212,956
Hiwin Technologies	318,981	2,442,403

Description	Shares	Fair Value
Teco Electric and Machinery	1,220,000	$1,189,088
		4,844,447
Information Technology — 3.1%
Adlink Technology	473,000	1,490,384
Advantech	153,000	1,266,424
Delta Electronics	186,000	1,123,555
		3,880,363
Total Taiwan		8,724,810

United Kingdom — 2.2%
Information Technology — 2.2%
E2V Technologies	406,234	1,449,899
Renishaw	32,746	1,259,578
		2,709,477
Total United Kingdom		2,709,477

United States — 36.3%
Consumer Discretionary — 1.9%
iRobot*	72,836	2,361,343

Energy — 4.1%
FMC Technologies*	31,854	1,404,761
Helix Energy Solutions Group*	81,065	1,335,951
Oceaneering International	43,314	2,387,035
		5,127,747
Health Care — 4.4%
Accuray*	258,981	2,105,515
Intuitive Surgical*	4,709	2,335,570
Varian Medical Systems*	11,926	1,059,625
		5,500,710
Industrials — 11.6%
Aerovironment*	88,765	2,272,384
Deere	13,583	1,229,533
ExOne*	86,430	1,184,955
John Bean Technologies	35,719	1,378,396
Lincoln Electric Holdings	36,002	2,407,094
Nordson	15,576	1,240,629
Northrop Grumman	7,532	1,160,229
Rockwell Automation	20,644	2,448,378
Teledyne Technologies*	11,477	1,204,741
		14,526,339
Information Technology — 14.3%
3D Systems*	85,256	2,139,073
Atmel	151,273	1,146,649
Brooks Automation	103,148	1,109,873
Cognex*	49,632	2,227,981
FARO Technologies*	40,198	1,601,086

The accompanying notes are an integral part of the financial statements.

ROBO-STOXTM
Global Robotics and Automation Index ETF
Schedule of Investments
April 30, 2015 (Concluded)

Description	Shares/Face Amount(1)	Fair Value
FLIR Systems	38,455	$1,187,875
Immersion*	141,642	1,533,983
IPG Photonics*	13,562	1,201,322
Microchip Technology	25,177	1,199,810
National Instruments	37,710	1,078,506
Nuance Communications*	86,057	1,319,254
Stratasys*	21,675	811,729
Trimble Navigation*	49,736	1,264,786
		17,821,927
Total United States		45,338,066

Total Common Stock
(Cost $123,851,517)		123,832,916

TIME DEPOSIT — 0.7%
Brown Brothers Harriman
0.030%, 05/02/2015	$856,513	856,513

Total Time Deposit
(Cost $856,513)		856,513

Total Investments — 99.6%
(Cost $124,708,030)		$124,689,429

Percentages are based on Net Assets of $125,330,342.

*	Non-income producing security.

(1)	In U.S. Dollar unless otherwise indicated

Cl — Class

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$123,832,916	$—	$—	$123,832,916
Time Deposit	—	856,513	—	856,513
Total Investments in Securities	$123,832,916	$856,513	$—	$124,689,429

For the year ended April 30, 2015, there have been no transfers between Level 1, Level 2 or Level 3 investments. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended April 30, 2015, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

ROBO-STOXTM
Global Robotics and Automation Index ETF
Statement of Assets and Liabilities
April 30, 2015

Assets:
Investments at Cost	$124,708,030
Cost of Foreign Currency	461,279
Investments at Fair Value	$124,689,429
Foreign Currency at Value	473,427
Dividends Receivable	266,785
Total Assets	125,429,641

Liabilities:
Unrealized Loss on Spot Contracts	776
Payable Due to Investment Adviser	98,523
Total Liabilities	99,299

Net Assets	$125,330,342

Net Assets Consist of:
Paid-in Capital	$127,424,524
Undistributed Net Investment Income	14,890
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(2,096,557)
Net Unrealized Depreciation on Investments	(18,601)
Net Unrealized Appreciation on Foreign Currency Translations	6,086
Net Assets	$125,330,342

Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	4,700,000
Net Asset Value, Offering and Redemption Price Per Share	$26.67

The accompanying notes are an integral part of the financial statements.

ROBO-STOXTM
Global Robotics and Automation Index ETF
Statement of Operations
For the year ended April 30, 2015

Investment Income:
Dividend Income	$1,438,202
Less: Foreign Taxes Withheld	(133,172)
Total Investment Income	1,305,030

Expenses:
Advisory Fees	1,002,238
Total Expenses	1,002,238

Net Investment Income	302,792

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	43,213
Net Realized Loss on Foreign Currency Transactions	(85,694)
Net Change in Unrealized Appreciation on Investments	2,798,772
Net Change in Unrealized Appreciation on Foreign Currency Translations	3,769
Net Realized and Unrealized Gain on Investments	2,760,060

Net Increase in Net Assets Resulting from Operations	$3,062,852

The accompanying notes are an integral part of the financial statements.

ROBO-STOXTM
Global Robotics and Automation Index ETF
Statement of Changes in Net Assets

	Year Ended April 30, 2015	Period Ended April 30, 2014(1)
Operations:
Net Investment Income	$302,792	$7,813
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions (2)	(42,481)	770,615
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	2,802,541	(2,815,056)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,062,852	(2,036,628)

Dividends and Distributions to Shareholders:
Investment Income	(201,220)	—
Net Realized Gains	(94,794)	—
Total Dividends and Distributions to Shareholders	(296,014)	—

Capital Share Transactions:
Issued	46,732,252	112,623,000
Redeemed	(29,319,120)	(5,436,000)
Increase in Net Assets from Capital Share Transactions	17,413,132	107,187,000

Total Increase in Net Assets	20,179,970	105,150,372

Net Assets:
Beginning of Period	105,150,372	—
End of Period (Includes Undistributed Net Investment Income of $14,890 and $—)	$125,330,342	$105,150,372

Share Transactions:
Issued	1,750,000	4,250,000
Redeemed	(1,100,000)	(200,000)
Net Increase in Shares Outstanding from Share Transactions	650,000	4,050,000

(1)	Commenced operations on October 21, 2013.
(2)	Includes realized gains as a result of in-kind transactions. (See Note 4 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

ROBO-STOXTM
Global Robotics and Automation Index ETF
Financial Highlights

Selected Per Share Data & Ratios
For the Year/Period ended April 30,
 For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period	Net Investment Income*		Net Realized and Unrealized Gain on Investments		Total from Operations	Distri-butions from Investment Income	Distri-butions from Net Realized Capital Gains	Total Distri- butions	Net Asset Value, End of Period	Total Return		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets		Ration of Net Investment Income to Average Net Assets		Portfolio Turnover(3)
ROBO-STOXTM Global Robotics and Automation Index ETF
2015	$25.96	$0.08		$0.70		$0.78	$(0.05)	$(0.02)	$(0.07)	$26.67	3.04%		$125,330	0.95%		0.29%		23%
2014‡	$25.00	$—	**	$0.96	†	$0.96	$—	$—	$—	$25.96	3.84	(1)	$105,150	0.95	(2)	0.02	(2)	8

‡	Commenced operations on October 21, 2013.
*	Per share data calculated using average shares method.
**	Amount represents less than $0.01.
†	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(1)	Total return is for the period indicated and has not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.
(2)	Annualized.
(3)	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

ROBO-STOXTM
Global Robotics and Automation Index ETF
Notes to Financial Statements
April 30, 2015

1. ORGANIZATION

Exchange Traded Concepts Trust (the “Trust”), is a Delaware statutory trust formed on July 17, 2009. The Trust is registered with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company with seven investment portfolios. The financial statements herein are those of the ROBO-STOX™ Global Robotics and Automation Index ETF (the “Fund”). The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the ROBO-STOX™ Global Robotics and Automation Index (the “Index”). The Fund is classified as a “non-diversified” fund under the 1940 Act. Exchange Traded Concepts, LLC (the “Adviser”), an Oklahoma limited liability company, serves as the investment adviser for the Fund and is subject to the supervision of the Board of Trustees (the “Board”). The Adviser is responsible for managing the investment activities of the Fund, the Fund’s business affairs and other administrative matters. During the period covered by this report, Index Management Solutions, LLC served as sub-adviser to the Fund until January 15, 2015 and Penserra Capital Management LLC served as interim sub-adviser to the Fund from January 15, 2015 until April 30, 2015. Penserra continued to serve as sub-adviser to the Fund until June 12, 2015, the date on which shareholders approved a new sub-advisory agreement with Vident Investment Advisory, LLC. The Fund commenced operations on October 21, 2013.

Shares of the Fund are listed and traded on the NASDAQ Stock Market LLC (“NASDAQ”). Market prices for the Shares may be different from their net asset value (“NAV”). The Fund will issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, typically 50,000 Shares, called “Creation Units”. Creation Units will be issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares will trade in a secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Significant Accounting Policies followed by the Fund.

Use of Estimates and Indemnifications — The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

In the normal course of business, the Trust, on behalf of the Fund, enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the fair value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, unless amortized cost is determined not to be representative of fair value. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

ROBO-STOXTM
Global Robotics and Automation Index ETF
Notes to Financial Statements
April 30, 2015 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued) — Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Board. The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. In addition, the Fund may fair value its securities if an event that may materially affect the value of the Fund’s securities that traded outside of the United States (a ‘‘Significant Event’’) has occurred between the time of the security’s last close and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. Events that may be Significant Events include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Fund to measure fair value during the year ended April 30, 2015, maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended April 30, 2015, there have been no significant changes to the Fund’s fair valuation methodologies.

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for federal income taxes has been made in the financial statements.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of April 30, 2015, the Fund did not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on its tax returns.

ROBO-STOXTM
Global Robotics and Automation Index ETF
Notes to Financial Statements
April 30, 2015 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Dividends and Distributions to Shareholders — The Fund pays out dividends from its net investment income and distributes its net capital gains, if any, to investors at least annually. All distributions are recorded on ex-dividend date.

Organizational Expenses — All organizational and offering expenses of the Fund were borne by the Adviser and will not be subject to future recoupment. As a result, organizational and offering expenses are not reflected in the Statement of Assets and Liabilities or Statement of Operations.

Creation Units — The Fund issues and redeems shares (“Shares”) at Net Asset Value (“NAV”) and only in large blocks of Shares (each block of Shares for the Fund is called a “Creation Unit” or multiples thereof). Purchasers of Creation Units at NAV must pay a standard creation transaction fee of $1,500, up to a maximum of $2,000. An Authorized Participant who holds Creation Units (“Authorized Participants”) and wishes to redeem at NAV would also pay a standard redemption transaction fee of $1,500, up to a maximum of $2,000, to the Adviser. The Adviser may retain all or portion of the transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase or redemption of a Creation Unit, which the transaction fee is designed to cover.

Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed an Authorized Participant Agreement with the Fund’s distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

The following table discloses the Creation Unit breakdown based on the NAV as of April 30, 2015:

	Creation Unit Shares	Creation Transaction Fee	Value	Redemption Transaction Fee
ROBO-STOXTM Global Robotics and Automation Index ETF	50,000	$1,500	$1,333,500	$1,500

ROBO-STOXTM
Global Robotics and Automation Index ETF
Notes to Financial Statements
April 30, 2015 (Continued)

3. AGREEMENTS

Investment Advisory Agreement

The Adviser serves as the investment adviser to the Fund. The Sub-Adviser serves as sub-adviser to the Fund.

The Adviser has retained the Sub-Adviser to be responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Adviser and the Board of Trustees.

For the services it provides to the Fund, the Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 0.95% on the average daily net assets of the Fund. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Excluded Expenses”).

Sub-Advisory Agreement

Index Management Solutions, LLC or the Sub-Adviser, is a wholly-owned subsidiary of VTL Associates, LLC and a Pennsylvania limited liability company, located at One Commerce Square, 2005 Market Street, Suite 2020, Philadelphia, Pennsylvania 19103. The Sub-Adviser was responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Adviser and the Board. Under a sub-advisory agreement, the Adviser paid the Sub-Adviser a fee calculated daily and paid monthly, at an annual rate of 0.075% on the average daily net assets of the Fund, subject to a $15,000 minimum fee. The Sub-Adviser served as the sub-adviser to the Fund until January 15, 2015.

Interim Investment Advisory and Sub-Advisory Agreements

On January 15, 2015, the Adviser underwent a change in control as a result of a change in control of its direct controlling shareholder, Yorkville ETF Holdings LLC (the “Transaction”). The Transaction resulted in the assignment and automatic termination of the Advisory Agreement with the Adviser. Further, the sub-advisory agreement between the Adviser and the Sub-Adviser, by its terms, automatically terminated upon the termination of the Advisory Agreement. On December 19, 2014, in anticipation of the Transaction, the Fund’s Board approved an interim advisory agreement with the Adviser (the “Adviser Interim Agreement”), which is substantially identical to the agreement that terminated, with the exception of different effective and termination dates and providing that the Adviser’s fee (which did not change) be placed in escrow until a new agreement is approved by shareholders. In addition, the Fund’s Board approved an interim sub-advisory agreement with Penserra Capital Management, LLC (“Penserra”), which acted as the Fund’s sub-adviser during the interim period (the “Penserra Interim Agreement” and, together with the Adviser Interim Agreement, the “Interim Agreements”). The Penserra Interim Agreement is substantially identical to the terminated agreement with the Sub-Adviser, with the exception of the parties and the effective and termination dates. The Fund was managed by the Adviser and Penserra under the Interim Agreements until new advisory agreements are approved by the Fund’s shareholders. Neither the Transaction nor the Interim Agreements resulted in changes to the Fund’s investment objective or strategies, fees charged to the Fund or services provided, except that Penserra has replaced the Sub-Adviser. Proposals to approve new advisory agreements were submitted for shareholder approval at a special meeting of shareholders held on June 12, 2015. See Note 9 for additional information.

ROBO-STOXTM
Global Robotics and Automation Index ETF
Notes to Financial Statements
April 30, 2015 (Continued)

3. AGREEMENTS (continued)

New Sub-Advisory Agreement

Effective June 12, 2015, Vident Investment Advisory, LLC (“Vident”), a Delaware limited liability company, located at 300 Colonial Center Parkway, Suite 330, Roswell, Georgia 30076, became the Fund’s new sub-adviser after Fund shareholders approved a sub-advisory agreement between the Adviser and Vident, on behalf of the Fund. Vident replaced Penserra, which had served as the Fund’s interim sub-adviser as discussed above. Vident is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Adviser and the Board. Under the sub-advisory agreement, the Adviser pays Vident a fee calculated daily and paid monthly, at an annual rate of 0.04% on the average daily net assets of the Fund, subject to a $20,000 minimum fee.

Distribution Agreement

SEI Investments Distribution Co. (the “Distributor”) serves as the Fund’s underwriter and distributor of Shares pursuant to a Distribution Agreement. Under the Distribution Agreement, the Distributor, as agent, receives orders to purchase shares in Creation Units and transmits such orders to the Fund’s custodian and transfer agent. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor bears the following costs and expenses relating to the distribution of shares: (i) the expenses of maintaining its registration or qualification as a dealer or broker under federal or state laws; (ii) filing fees; and (iii) all other expenses incurred in connection with the distribution services, that are not reimbursed by the Adviser, as contemplated in the Distribution Agreement. The Distributor does not maintain any secondary market in Fund Shares.

The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily assets each year for certain distribution-related activities. For the year ended April 30, 2015, no fees were charged by the Distributor under the Plan and the Plan will only be implemented with approval of the Board.

Administrator, Custodian and Transfer Agent

SEI Investments Global Funds Services (the “Administrator”) serves as the Fund’s Administrator pursuant to an Administration Agreement. Brown Brothers Harriman & Co. (the “Custodian” and “Transfer Agent”) serves as the Fund’s Custodian and Transfer agent pursuant to a Custodian Agreement and Transfer Agency Services Agreement. The Adviser of the Fund pays these fees.

Certain officers and/or interested trustees of the Fund are also officers of the Distributor, the Adviser or the Administrator.

4. INVESTMENT TRANSACTIONS

For the year ended April 30, 2015, the purchases and sales of investments in securities, excluding in-kind transactions, long-term U.S. Government and short-term securities were:

	Purchases	Sales and Maturities
ROBO-STOXTM Global Robotics and Automation Index ETF	$39,815,970	$24,930,573

For the year ended April 30, 2015, in-kind transactions associated with creations and redemptions were:

	Purchases	Sales	Net Realized Gain
ROBO-STOXTM Global Robotics and Automation Index ETF	$25,643,489	$23,780,637	$1,895,013

There were no purchases or sales of long-term U.S. Government securities by the Fund.

ROBO-STOXTM
Global Robotics and Automation Index ETF
Notes to Financial Statements
April 30, 2015 (Continued)

5. TAX INFORMATION

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to paid-in capital, accumulated undistributed net investment income (loss), or accumulated net realized gain (loss) as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences primarily attributable to foreign currency, return of capital distributions received and redemptions in-kind have been reclassified within the components of net assets for the year ended April 30, 2015:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
ROBO-STOXTM Global Robotics and Automation Index ETF	$1,887,422	$(86,682)	$(1,800,740)

During the year ended April 30, 2015, the Fund realized $1,895,013 of net capital gains resulting from in-kind redemptions in which shareholders exchanged Fund shares for securities held by the Fund rather than cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gain to paid-in capital.

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the year ended April 30, 2015 and period ended April 30, 2014 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Totals
ROBO-STOXTM Global Robotics and Automation Index ETF
2015	$296,014	$—	$—	$296,014
2014	—	—	—	—

As of April 30, 2015, the components of tax basis accumulated losses were as follows:
ROBO-STOX™ Global Robotics and Automation Index ETF
Capital Loss Carryforwards	$(58,480)
Post-October Losses	(1,469,828)
Unrealized Appreciation/(Depreciation) on Investments	(553,320)
Temporary differences	(12,554)
Total Accumulated Losses	$(2,094,182)

Post October losses represent losses realized on investment transactions from November 1, 2014 through April 30, 2015 that, in accordance with Federal income tax regulations, the Funds may defer and treat as having arisen in the following fiscal year.

ROBO-STOXTM
Global Robotics and Automation Index ETF
Notes to Financial Statements
April 30, 2015 (Continued)

5. TAX INFORMATION (Continued)

The Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of April 30, 2015, the Fund has capital loss carryforwards to offset capital gains for an unlimited period:

	Short-Term	Long-Term	Total Post-Enactment Capital Loss Carryforwards
ROBO-STOXTM Global Robotics and Automation Index ETF	$58,480	$—	$58,480

For Federal income tax purposes, the cost of securities owned at April 30, 2015, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at April 30, 2015, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
ROBO-STOXTM Global Robotics and Automation Index ETF	$125,248,834	$10,156,747	$(10,716,152)	$(559,405)

6. RISKS OF INVESTING IN THE FUND

As with all exchange traded funds (“ETFs”), a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. A more complete description of principal risks is included in the prospectus under the heading “Principal Risks”.

Under normal circumstances, the Fund will invest at least 80% of its total assets in securities or in depositary receipts of the Index, which reflects the performance of a portfolio holding robotics-related and/or automation-related companies.

Robotics and Automation Companies Risk: The Fund invests primarily in the equity securities of robotics and automation companies and, as such, is particularly sensitive to risks to those types of companies. These risks include, but are not limited to, small or limited markets for such securities, changes in business cycles, world economic growth, technological progress, rapid obsolescence, and government regulation. Robotics and Automation companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. Robotics and automation companies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.

ROBO-STOXTM
Global Robotics and Automation Index ETF
Notes to Financial Statements
April 30, 2015 (Concluded)

6. RISKS OF INVESTING IN THE FUND (Continued)

Currency Exchange Rate Risk: The Fund may invest a relatively large percentage of its assets in securities denominated in non-U.S. currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund Shares. Because the Fund’s net asset value (“NAV”) is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Non-Diversification Risk: The Fund is non-diversified, meaning that, as compared to a diversified fund, it can invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

7. OTHER

At April 30, 2015, the records of the Trust reflected that 100% of the Fund’s total Shares outstanding were held by three Authorized Participants, in the form of Creation Units. However, the individual shares comprising such Creation Units are listed and traded on the NASDAQ and have been purchased and sold by persons other than Authorized Participants.

8. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (NAV) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. At this time, management is evaluating the implications of ASU No. 2015-07 and its impact on the financial statement disclosures has not yet been determined.

9. SUBSEQUENT EVENTS

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

A Special Meeting of Shareholders of the Fund was held on June 12, 2015. At the Special Meeting, shareholders of record of the Fund as of the close of business on March 27, 2015, approved the following proposals:

•	A new investment advisory agreement between the Trust and Exchange Traded Concepts, LLC (the “Adviser”);

•	A new investment sub-advisory agreement between the Adviser and Vident Investment Advisory LLC;

•	A “manager of managers” arrangement to grant the Fund and the Adviser greater flexibility to change sub-advisory arrangements without shareholder approval, subject to prior approval by the Board of Trustees; and

•	The election of Timothy J. Jacoby as a Trustee of the Trust (shareholders of all series of the Trust, including the Fund, voted together on this proposal).

ROBO-STOXTM
Global Robotics and Automation Index ETF
Report of Independent Registered Public Accounting Firm

To the Shareholders of ROBO-STOXTM Global Robotics and Automation Index ETF and
Board of Trustees of Exchange Traded Concepts Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ROBO-STOXTM Global Robotics and Automation Index ETF (the “Fund”), a series of Exchange Traded Concepts Trust, as of April 30, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ROBO-STOXTM Global Robotics and Automation Index ETF as of April 30, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
 June 26, 2015

ROBO-STOXTM
Global Robotics and Automation Index ETF
Trustees and Officers of the Trust
(Unaudited)

The following chart lists Trustees and Officers as of April 30, 2015.

Certain officers and/or interested trustees of the Fund are also officers of the Distributor, the Advisor or the Administrator.

Set forth below are the names, ages, addresses, position with the Fund, term of office and length of time served, the principal occupations during the past five years, number of portfolios in fund complex overseen by the trustees, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Fund. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-456-ROBO.

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee
Interested Trustee
J. Garrett Stevens c/o Exchange Traded Concepts Trust 10900 Hefner Pointe Drive, Suite 207 Oklahoma City, OK 73120 (35 years old)	Trustee and President	Trustee (Since 2009); President (Since 2011)	T.S. Phillips Investments, Inc., 2000 to present – Investment Advisor/Vice President; Exchange Traded Concepts Trust 2009 to 2011 – Chief Executive Officer and Secretary; 2011 to present – President; Exchange Traded Concepts, LLC 2009 to Present – Chief Executive Officer; Exchange Traded Concepts Trust II 2012 to present – President	7	None
Independent Trustees
David M. Mahle c/o Exchange Traded Concepts Trust 10900 Hefner Pointe Drive, Suite 207 Oklahoma City, OK 73120 (71 years old)	Trustee	Since 2011	Jones Day 2012 to Present – Consultant; Jones Day 2008 to 2011 – Of Counsel; Jones Day 1988 to 2008 – Partner	8	Exchange Traded Concepts Trust II (1) – Trustee
Kurt Wolfgruber c/o Exchange Traded Concepts Trust 10900 Hefner Pointe Drive, Suite 207 Oklahoma City, OK 73120 (64 years old)	Trustee	Since 2012	Amherst Asset Management, 2010 to present – Independent Advisor.	8	New Mountain Finance Corp.; Exchange Traded Concepts Trust II (1) – Trustee

ROBO-STOXTM
Global Robotics and Automation Index ETF
Trustees and Officers of the Trust
(Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee
Independent Trustees (continued)
Mark Zurack c/o Exchange Traded Concepts Trust 10900 Hefner Pointe Drive, Suite 207 Oklahoma City, OK 73120 (58 years old)	Trustee	Since 2011	Columbia Business School 2002 to Present – Professor	7	AQR Funds (44) Trustee
Timothy Jacoby c/o Exchange Traded Concepts Trust 10900 Hefner Pointe Drive, Suite 207 Oklahoma City, OK 73120 (63 years old)	Trustee	Since 2014	Deloitte & Touche LLP 2000 to 2014 – Partner; Longy School of Music of Bard College, 2010 to present – Board of Governors Member; First Parish in Concord, 2011 to present – Trustees of Parish Donations of First Parish in Concord/Chair.	8	Exchange Traded Concepts Trust II (1) – Trustee

ROBO-STOXTM
Global Robotics and Automation Index ETF
Trustees and Officers of the Trust
(Unaudited) (Concluded)

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Officers
J. Garrett Stevens c/o Exchange Traded Concepts Trust 10900 Hefner Pointe Drive, Suite 207 Oklahoma City, OK 73120 (35 years old)	Trustee and President	Trustee (Since 2009); President (Since 2011)
T.S. Phillips Investments, Inc., 2000 to present – Investment Advisor/Vice President; Exchange Traded Concepts Trust 2009 to 2011 – Chief Executive Officer and Secretary; 2011 to present – President; Exchange Traded Concepts, LLC 2009 to Present – Chief Executive Officer; Exchange Traded Concepts Trust II 2012 to present – President
ETF Series Solutions (3) – Trustee
Richard Hogan c/o Exchange Traded Concepts Trust 10900 Hefner Pointe Drive, Suite 207 Oklahoma City, OK 73120 (53 years old)	Treasurer and Secretary	Since 2011	Managing Member, Yorkville ETF Advisors 2011 to Present; Private Investor, 2002 to 2011	Board Member of Peconic Land Trust of Suffolk County, NY; Exchange Traded Concepts Trust II (2) – Trustee
James J. Baker Jr. c/o Exchange Traded Concepts Trust 10900 Hefner Pointe Drive, Suite 207 Oklahoma City, OK 73120 (64 years old)	Treasurer	Since 2015	Exchange Traded Concepts, LLC, 2011 to present – Managing Partner; Yorkville ETF Advisors, 2012 to present – Managing Partner; Goldman Sachs, 2000 to 2011 – Vice President	None
Eric Kleinschmidt c/o SEI Investments Company One Freedom Valley Drive Oaks, PA 19456 (46 years old)	Assistant Treasurer	Since 2013	Director, Fund Accounting, SEI Investments Global Funds Services, 2004 to present	None

(1)	Each Trustee shall serve during the continued life of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

ROBO-STOXTM
Global Robotics and Automation Index ETF
Approval of Advisory Agreements & Board Considerations
(Unaudited)

During the period covered by this report, the Board of Trustees (the “Board”) of Exchange Traded Concepts Trust (the “Trust”) considered and approved the following agreements (collectively, the “Agreements”):

•	an Interim Advisory Agreement between Exchange Traded Concepts, LLC (the “Adviser”) and the Trust, on behalf of ROBO-STOX Global Robotics and Automation Index ETF (the “Fund”);
•	a New Advisory Agreement between the Adviser and the Trust, on behalf of the Fund;
•	an Interim Sub-Advisory Agreement the Adviser and Penserra Capital Management, LLC (“Penserra”), on behalf of the Fund; and
•	a New Sub-Advisory Agreement between the Adviser and Vident Investment Advisory, LLC (“Vident”), on behalf of the Fund.

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Agreements must be approved: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approvals, the Board must request and evaluate, and the Adviser, Vident, and Penserra are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Agreements. In addition, rules under the 1940 Act require an investment company to disclose in its shareholder reports the material factors and the conclusions with respect thereto that formed the basis for the board’s approval of an investment advisory agreement.

On January 15, 2015, Yorkville ETF Holdings, LLC (“Yorkville”), the Adviser’s parent company, underwent a change in control (the “Transaction”). Under the 1940 Act, the Transaction resulted in a change in control of the Adviser. Section 2(a)(4) of the 1940 Act provides that a change in control of an investment adviser causes an assignment of that adviser’s investment advisory contracts, and Section 15(a) of the 1940 Act provides that an investment advisory contract must automatically terminate upon its assignment. Accordingly, the Transaction resulted in the automatic termination of the investment advisory agreement pursuant to which the Adviser had previously provided investment advisory services to the Fund (the “Old Advisory Agreement”). The Transaction also resulted in the automatic termination of the sub-advisory agreement between the Adviser and Index Management Solutions, LLC (“IMS”), on behalf of the Fund (the “Old Sub-Advisory Agreement” and, together with the Old Advisory Agreement, the “Old Agreements”).

In anticipation of the Transaction, at a special in-person meeting held on December 19, 2014 (the “December 19 Meeting”), the Board, including a majority of the Independent Trustees, approved an interim investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Interim Advisory Agreement”). As permitted by the 1940 Act, the Adviser continued serving as investment adviser to the Fund upon completion of the Transaction pursuant to the Interim Advisory Agreement. However, the Board determined to replace IMS as sub-adviser; therefore, the Board, including a majority of the Independent Trustees, approved an interim sub-advisory agreement between the Adviser and Penserra (the “Interim Sub-Advisory Agreement” and, together with the Interim Advisory Agreement, the “Interim Agreements”), pursuant to which Penserra began serving as sub-adviser to the Fund upon completion of the Transaction.

The Interim Advisory Agreement has the same advisory fee rate as the Old Advisory Agreement and is otherwise the same in all material respects as the Old Advisory Agreement, except that, as required by the 1940 Act, the Interim Advisory Agreement has a term of up to 150 days and requires that compensation payable to the Adviser be kept in an escrow account pending shareholder approval of a new advisory agreement. If a new advisory agreement is not approved by Fund shareholders, the Adviser will be entitled to be paid the lesser of any costs incurred in performing under the Interim Advisory Agreement and the total amount in the escrow account. A new advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement”) requires shareholder approval, without which the Adviser will not be able to continue serving as investment adviser once the Interim Advisory Agreement expires. At a special in-person meeting held on January 22, 2015 (the “January 22 Meeting”), the Board, including a majority of the Independent Trustees, approved the New Advisory Agreement and recommended that it be

ROBO-STOXTM
Global Robotics and Automation Index ETF
Approval of Advisory Agreements & Board Considerations
(Unaudited) (Continued)

submitted to Fund shareholders for approval. The New Advisory Agreement is the same in all material respects as the Old Advisory Agreement. The Adviser has informed the Board that no changes are planned to the management or operations of the Adviser as a result of the Transaction and that the services provided by the Adviser to the Fund will not be affected by the Transaction.

The Interim Sub-Advisory Agreement has the same sub-advisory fee rate as the Old Sub-Advisory Agreement and is otherwise the same in all material respects to the Old Sub-Advisory Agreement, except that Penserra is the sub-adviser and, as required by the 1940 Act, the Interim Sub-Advisory Agreement has a term of up to 150 days. The Board, at the recommendation of the Adviser, determined to approve a new sub-advisory agreement between the Adviser and Vident, on behalf of the Fund (the “New Sub-Advisory Agreement” and, together with the New Advisory Agreement, the “New Agreements”). The New Sub-Advisory Agreement requires shareholder approval in order to enable the Fund to continue to be managed in a manner that is substantially similar to the management of the Fund prior to the Transaction. At the January 22, 2015 Meeting, the Board, including a majority of the Independent Trustees, approved the New Sub-Advisory Agreement and recommended that it be submitted to Fund shareholders for approval. The New Sub-Advisory Agreement is substantially similar to the Old Sub-Advisory Agreement, except that the New Sub-Advisory Agreement involves Vident as the sub-adviser and a new fee arrangement with Vident. The proposed new fee arrangement with Vident will not change the overall investment advisory fee paid by the Fund. The terms of the New Sub-Advisory Agreement are otherwise substantially similar to the Old Sub-Advisory Agreement.

In approving the Interim Agreements, the Board relied on information it received from the Adviser and also took into account that it was familiar with the services provided by the Adviser, its respective personnel and prior performance, based on past dealings with the Adviser, its regular monitoring process and the quarterly reports it receives from the Adviser. With respect to the Interim Agreement with Penserra, in addition to information provided to it by the Adviser, the Board took into consideration information that Penserra had provided the Board at its November 11, 2014 meeting in connection with the Board’s approval of Penserra as a sub-adviser to a separate series of the Trust.

With respect to the New Agreements, prior to the January 22 Meeting, the Board, including the Independent Trustees, reviewed written materials from the Adviser and Vident regarding: (i) the nature, extent and quality of the services to be provided by the Adviser and Vident; (ii) the historical performance of the Fund; (iii) the Adviser and Vident’s expected cost and profits realized from providing such services, including any fall-out benefits enjoyed by the Adviser, Vident or their affiliates; (iv) comparative fee and expense data for the Fund; (v) the extent to which the advisory and sub-advisory fees for the Fund reflect economies of scale shared with Fund shareholders; and (vi) other factors the Board deemed to be relevant.

Nature, Extent and Quality of Services Provided. The Board considered the Adviser and Vident’s specific responsibilities in all aspects of day-to-day management of the Fund, such as providing portfolio investment management services, and the qualifications, experiences and responsibilities of the portfolio managers. The Board noted that the services to be provided under the New Agreements were identical in all material respects to those services provided under the Old Agreements and the Interim Agreements. In particular, they noted that the Adviser has served as the Fund’s investment adviser since its inception. The Board also noted that Ms. Krisko, the President of Vident, served as the portfolio manager of the Fund for the period from its inception through November 2014.

In considering the nature, extent and quality of the services to be provided by the Adviser and Vident, the Board considered the quality of the Adviser and Vident’s compliance infrastructure and the determination of the Trust’s Chief Compliance Officer that Vident has appropriate compliance policies and procedures in place. The Board also considered the Adviser’s experience working with ETFs, including the Fund and other series of the Trust. The Board noted that it had previously received a copy of the Adviser and Vident’s registration form (“Form ADV”), as well as the response of the Adviser and Vident to a detailed series of questions which included, among other things, information about the background and experience of each firm’s management and staff. The Board also considered the overall quality of the Adviser and Vident’s personnel, operations, financial condition, and investment advisory capabilities.

ROBO-STOXTM
Global Robotics and Automation Index ETF
Approval of Advisory Agreements & Board Considerations
(Unaudited) (Concluded)

The Board considered other services provided to the Fund by the Adviser, such as overseeing the activities of the Fund’s investment sub-adviser and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by the Adviser and Vident.

Historical Performance. The Board then considered the past performance of the Fund. The Board noted that Vident had not previously managed the Fund but that Vident’s portfolio manager had been primarily responsible for the day-to-day management of the Fund from its inception until November 2014. The Board also noted that the index-based investment objective of the Fund made analysis of investment performance, in absolute terms, less of a priority than that which normally attaches to the performance of actively managed funds. Instead, the Board focused on the extent to which the Fund achieved its investment objective as a passively managed fund. In that regard, the Board reviewed information regarding factors impacting the performance of the Fund, including the construction of its underlying index and the addition or deletion of securities from the underlying index. The Board reviewed the information regarding the Fund’s index tracking, discussing, as applicable, factors which contributed to the Fund’s tracking error over certain periods of time. The Board noted that, while the Fund had underperformed its underlying index over certain periods as reflected in the meeting materials, its performance did not necessitate significant additional review. The Board further noted that it received regular reports from the Fund’s Adviser and sub-adviser regarding the Fund’s performance at its quarterly meetings.

Costs of Services Provided and Economies of Scale. The Board reviewed the advisory and sub-advisory fees to be paid to the Adviser and Vident for their services to the Fund under the New Agreements. The Board compared the advisory fee to be paid by the Fund to those paid by comparable funds. The Board noted that the Fund’s advisory fee was consistent with the range of advisory fees paid by other peer funds.

The Board noted that the advisory fee payable under the New Advisory Agreement was identical to the advisory fee paid under the Old Advisory Agreement. The Board took into consideration that the advisory fee for the Fund was a “unified fee,” meaning that the Fund would pay no expenses other than certain excluded expenses. The Board noted that the Adviser would be responsible for compensating the Trust’s other service providers and paying the Fund’s other expenses out of its own fee and resources. The Board noted that, like the Old Sub-Advisory Agreement, the sub-advisory fee under the New Sub-Advisory Agreement had two components: 1) a basis point fee based on assets under management and 2) a minimum annual fee. The Board further noted that the Fund’s basis point fee under the New Sub-Advisory Agreement was lower than the basis point sub-advisory fee paid under the Old Sub-Advisory Agreement. In addition, the Board noted that the annual minimum fee under the New Sub-Advisory Agreement was higher than the minimum fee under the Old Sub-Advisory Agreement. The Board considered that the fee to be paid to Vident would be paid by the Adviser, not by the Fund, and noted that the fee reflected an arms-length negotiation between the Adviser and Vident. The Board further determined that the fee reflected an appropriate allocation of the advisory fee paid to the Adviser given the work proposed to be performed by Vident. The Board concluded that the proposed sub-advisory fee was reasonable.

The Board considered the costs and expenses incurred by the Adviser and Vident in providing advisory services, evaluated the compensation and benefits expected to be received by the Adviser and Vident from their relationship with the Fund, and performed a profitability analysis with respect to the Fund. The Board concluded for the Fund that the advisory and sub-advisory fees appeared reasonable in light of the services rendered. In addition, the Board considered for the Fund whether economies of scale had been realized. The Board concluded that no significant economies of scale have been realized by the Fund and that the Board will have the opportunity to periodically reexamine whether such economies have been achieved.

Conclusion. No single factor was determinative of the Board’s decision to approve the New Agreements on behalf of the Fund; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the New Agreements, including the compensation payable under the agreements, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the New Agreements was in the best interests of each Fund and its shareholders.

ROBO-STOXTM
Global Robotics and Automation Index ETF
Disclosure of Fund Expenses
(Unaudited)

All Exchange Traded Funds (“ETF”) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, brokerage fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/01/14	Ending Account Value 04/30/15	Annualized Expense Ratios	Expenses Paid During Period(1)
ROBO-STOXTM Global Robotics and Automation Index ETF
Actual Fund Return	$1,000.00	$1,030.00	0.95%	$4.78
Hypothetical 5% Return	$1,000.00	$1,020.08	0.95%	$4.76

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied 181/365 (to reflect the one-half year period shown).

ROBO-STOXTM
Global Robotics and Automation Index ETF
Notice to Shareholders
(Unaudited)

For shareholders that do not have an April 30, 2015 tax year end, this notice is for informational purposes only. For shareholders with an April 30, 2015 tax year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended April 30, 2015, the Fund is designating the following items with regard to distributions paid during the year.

	Long Term Capital Gain Distribution	Ordinary Income Distribution	Total Distributions	Dividends Qualifying For Corporate Dividend Receivable Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualified Interest Income (4)	Qualified Short-Term Capital Gain (5)
ROBO-STOX Global Robitics and Automation Index ETF	0.00%	100.00%	100.00%	86.51%	91.51%	0.00%	0.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(4)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended April 30, 2015 the total amount of foreign source income is $1,124,238.

The total amount of foreign tax paid is $120,674. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV for the year ending December 31, 2015.

ROBO-STOXTM
Global Robotics and Automation Index ETF
Shareholders Votes
(Unaudited)

A Special Meeting of Shareholders of the Fund was held on June 12, 2015. At the Special Meeting, shareholders of record of the Fund as of the close of business on March 27, 2015 approved a new investment advisory agreement between Exchange Traded Concepts Trust, on behalf of the Fund, and Exchange Traded Concepts, LLC, the Fund’s investment adviser. With respect to the Fund the motion was approved with the following voting results:

	NO. OF SHARES	% OF OUTSTANDING SHARES	% OF SHARES VOTED
For	1,687,764	37.93%	96.18%
Against	37,314	0.84%	2.13%
Abstain	29,780	0.67%	1.70%
Total	1,754,858	39.44%	100.00%

A Special Meeting of Shareholders of the Fund was held on June 12, 2015. At the Special Meeting, shareholders of record of the Fund as of the close of business on March 27, 2015 approved a new investment sub-advisory agreement between the Adviser and Vident Investment Advisory LLC. With respect to the Fund the motion was approved with the following voting results:

	NO. OF SHARES	% OF OUTSTANDING SHARES	% OF SHARES VOTED
For	26,101	52.20%	100.00%
Against	0	0	0
Abstain	0	0	0
Total	26,101	52.20%	100.00%

A Special Meeting of Shareholders of the Fund was held on June 12, 2015. At the Special Meeting, shareholders of record of the Fund as of the close of business on March 27, 2015 approved a “manager of managers” arrangement to grant the Fund and the Adviser greater flexibility to change sub-advisory arrangements without shareholder approval, subject to prior approval by the Board of Trustees. With respect to the Fund the motion was approved with the following voting results:

	NO. OF SHARES	% OF OUTSTANDING SHARES	% OF SHARES VOTED
For	26,101	52.20%	100.00%
Against	0	0	0
Abstain	0	0	0
Total	26,101	52.20%	100.00%

A Special Meeting of Shareholders of the Fund was held on June 12, 2015. At the Special Meeting, shareholders of record of all series of the Trust, including the Fund, as of the close of business on March 27, 2015 approved the election of Timothy J. Jacoby as a Trustee of the Trust. With respect to the Fund the motion was approved with the following voting results:

	NO. OF SHARES	% OF OUTSTANDING SHARES	% OF SHARES VOTED
For	46,997	93.99%	100.00%
Withhold	0	0	0
Total	46,997	93.99%	100.00%

ROBO-STOXTM
Global Robotics and Automation Index ETF
Supplemental Information
(Unaudited)

Net asset value, or “NAV”, is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

Further information regarding premiums and discounts is available on the Fund’s website at www.robostoxetfs.com.

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

10900 Hefner Pointe Drive, Suite 207
Oklahoma City, OK 73120

Investment Adviser:
Exchange Traded Concepts, LLC
10900 Hefner Pointe Drive, Suite 207
Oklahoma City, OK 73120

Sub-Adviser:
Vident Investment Advisory, LLC
300 Colonial Center Parkway
Suite 330
Roswell, Georgia 30076

Interim Investment Sub-Adviser:
Penserra Capital Management, LLC
140 Broadway, 26th Floor
New York, NY 10005

Distributor:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Administrator:
SEI Investments
Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel:
Morgan, Lewis & Bockius LLP
2020 K Street NW
Washington, DC 20006-1806

Independent Registered Public Accounting Firm:
Cohen Fund Audit Services, Ltd.
1350 Euclid Ave.
Suite 800
Cleveland, OH 44115

This information must be preceded or accompanied by a current prospectus for the Fund.

ROB-AR-001-0200

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer or any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert Timothy Jacoby is an independent trustee as defined in Form N-CSR Item 3 (a) (2)

Item 4.	Principal Accountant Fees and Services.

Fees billed by Cohen Fund Audit Services, Ltd (Cohen) related to the Registrant.

Cohen billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Fiscal Year Ended April 2015			Fiscal Year Ended April 2014
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$14,500	$0	N/A	$14,500	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$3,000	$0	$0	$3,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

(e)(1) The Trust’s Audit Committee has adopted, and the Board of Trustees has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Trust may be pre-approved .

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal Year Ended April 2015	Fiscal Year Ended April 2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g) The aggregate non-audit fees and services billed by Cohen for the fiscal years 2014 and 2015 were $3,000 and $3,000, respectively.

(h) During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

Items 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Exchange Traded Concepts Trust

By	/s/ J. Garrett Stevens
J. Garrett Stevens, Trustee and President

Date: July 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Garrett Stevens
J. Garrett Stevens, Trustee and President

Date: July 7, 2015

/s/ James J. Baker, Jr.
James J. Baker, Jr., Treasurer

Date: July 7, 2015